Earnings Per Share - Schedule of Earnings Per Share (Detail) - ARS ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Earnings per share [abstract]
Net Income (Loss) for the Year Attributable to Parent Company´s Owners	$ 25,191,673	$ 32,276,377	$ (7,258,414)
Weighted Average Ordinary Shares	1,442,740	1,426,765	1,426,765
Earnings per Share	$ 17.46	$ 22.62	$ (5.09)